EXECUTION VERSION

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 20, 2013, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, MARKET STREET FUNDING LLC (“Market Street”), as Assignor (as defined below), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as Assignee (as defined below).
RECITAL
1.The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).

2.Concurrently herewith, the Seller, the Servicer, each Purchaser and each Purchaser Agent are entering into that certain Third Amended and Restated Purchaser Group Fee Letter (the “Amended Fee Letter”), dated as of the date hereof.

3.Market Street, as the assignor (in such capacity, the “Assignor”), desires to sell, assign and delegate to PNC, as the assignee (in such capacity, the “Assignee”), all of the Assignor's rights under, interest in, title to and obligations under the Agreement and the other Transaction Documents (collectively, the “Assigned Documents”), and the Assignee desires to purchase and assume from the Assignor all of the Assignor's rights under, interest in, title to and obligations under the Assigned Documents.

4.After giving effect to the assignment and assumption contemplated in Section 2 of this Amendment, each of the parties hereto desires that Market Street cease to be a party to the Agreement and each of the other Assigned Documents to which it is a party and to be discharged from its duties and obligations as a Purchaser or otherwise under the Agreement and each of the other Assigned Documents.

5.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2.Assignment and Assumption.

(a)Sale and Assignment by Assignor to Assignee. At or before 2:00 pm (New York time) on the date hereof, the Assignee shall pay (i) to the Assignor, in immediately available funds, the amount set forth on Exhibit A hereto (such amount, the “Investment Payment”) representing 100.00% of the aggregate Investment of the Assignor under the Agreement on the date hereof and (ii) to the Assignor, in immediately available funds, the amount set forth on Exhibit A hereto representing all accrued but unpaid (whether or not then due) Discount, Fees and other costs and expenses payable in respect of such Investment to but excluding the date hereof (such amount, the “CP Costs and Other Costs”; together with the Investment Payment, collectively, the “Payoff Amount”). Upon the Assignor's receipt of the Payoff Amount in its entirety, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Assignee hereby irrevocably purchases, receives, accepts and assumes from the Assignor, all of the Assignor's rights under, interest in, title to and all its obligations under the Agreement and the other Assigned Documents. Without limiting the generality of the foregoing, the Assignor hereby assigns to the Assignee all of its right, title and interest in the Purchased Interest.

Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the payment instructions set forth on Exhibit B hereto.
(b)Removal of Assignor. From and after the Effective Time (as defined below), the Assignor shall cease to be a party to the Agreement and each of the other Assigned Documents to which it was a party and shall no longer have any rights or obligations under Agreement or any other Assigned Document (other than such rights which by their express terms survive termination thereof).

(c)Limitation on Liability. Notwithstanding anything to the contrary set forth in this Amendment, the Assignee does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Assignor, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Time.

(d)Acknowledgement and Agreement.    Each of the parties and signatories hereto (i) hereby acknowledges and agrees to the sale, assignment and assumption set forth in clause (a) above, (ii) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such sale, assignment and assumption (other than as set forth herein) and (iii) acknowledges and agrees that this Section 2 is in form and substance substantially similar to a Transfer Supplement.

3.Joinder.

(a)PNC as a Conduit Purchaser. From and after the date hereof, PNC shall be a party to the Agreement as a “Conduit Purchaser” for all purposes thereof and of the other Transaction Documents, and PNC accepts and assumes all related rights and agrees to be bound by all of the terms and provisions applicable to a “Conduit Purchaser” contained in the Agreement and the other Transaction Documents.

(b)Appointment of PNC as Purchaser Agent for PNC's Purchaser Group. PNC hereby designates itself as, and PNC hereby agrees to perform the duties and obligations of, the Purchaser Agent for PNC's Purchaser Group. From and after the date hereof, PNC shall be a Purchaser Agent party to the Agreement, for all purposes of the Agreement and the other Transaction Documents as if PNC were an original party to the Agreement in such capacity, and PNC assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Agreement and the other Transaction Documents.

(c)Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of PNC to the Agreement in the capacities of a “Conduit Purchaser” and a “Purchaser Agent” and any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.

4.Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)The following new Section 1.7(e) is hereby added to the Agreement immediately following existing Section 1.7(d) thereof:

(e)    Notwithstanding anything to the contrary, for purposes of this Section 1.7, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any Governmental Authority, any central bank of any jurisdiction, comparable agency or other Person, in each case pursuant to, or implementing, the accord know as Basel II or Basel III, are, in the case of each of clause (i) and clause (ii) above, deemed to have been introduced or adopted after the date hereof, regardless of the date enacted, adopted, issued, promulgated or implemented.
(b)The following new proviso is hereby added to Section 1.8 of the Agreement immediately following the existing proviso set forth at the end thereof:

; provided, further, however, that notwithstanding anything to the contrary, for purposes of this Section 1.8, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any Governmental Authority, any central bank of any jurisdiction, comparable agency or other Person, in each case pursuant to, or implementing, the accord know as Basel II or Basel III, are, in the case of each of clause (i) and clause (ii) above, deemed to have been introduced or adopted after the date hereof, regardless of the date enacted, adopted, issued, promulgated or implemented

(c)The signature block for Market Street set forth on signature page S-2 of the Agreement is hereby deleted in its entirety.

(d)The definition of “Purchase Limit” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Purchase Limit” means, at any time, the aggregate of all Group Commitments (which, on September 20, 2013, shall be $500,000,000), as such amount may be reduced pursuant to Section 1.1(b) of the Agreement or increased pursuant to Section 1.11 of the Agreement; provided, however, that at no time shall any such increase cause the Purchase Limit to exceed $600,000,000. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Aggregate Investment.
(e)The definition of “Excluded Receivable” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) originated by the Tampa Major Projects Branch, identified on WESCO's system as Branch No. 3840, (iii) originated by Communications Supply Corporation, the Obligor of which is The Stanley Works Co., (iv) originated by an Originator at any time after July 31, 2012, the Obligor of which is Siemens AG or any Subsidiary thereof or (v) originated by an Originator, the Obligor of which is any of Stanley Black & Decker, Inc., Thomson Reuters Corporation, Bayer AG or any Subsidiary thereof, Caterpillar Inc. or any Subsidiary thereof, or Mondelez International Inc. or any Subsidiary thereof.
(f)Schedule IV to the Agreement is hereby replaced in its entirety as attached hereto.

(g)Schedule VI to the Agreement is hereby replaced in its entirety as attached hereto.

(h)Schedule VII to the Agreement is hereby replaced in its entirety as attached hereto.

5.Acknowledgements and Agreements. Notwithstanding anything to the contrary set forth in the Agreement, each of the parties hereto hereby acknowledge and agree that:

(a)solely on a one time basis on the date hereof (and subject to the satisfaction of each of the conditions set forth in Exhibit II to the Agreement), each of (i) the Purchaser Group that includes PNC and (ii) the Purchaser Group that includes Fifth Third, shall make a non-pro rata Purchase in the amount set forth opposite its name on Exhibit C hereto;

(b)solely on a one time basis on the date hereof, the Seller shall make a non-pro rata paydown to cause the reduction of the Investment of each of (i) the Purchaser Group that include Wells, (ii) the Purchaser Group that include U.S. Bank National Association and (iii) the Purchaser Group that includes The Huntington National Bank, in each case, in the amount set forth opposite its name on Exhibit C hereto;

(c)for administrative convenience, the Seller herby requests that the Purchasers in the Purchaser Group that includes PNC fund such Purchases provided for in clause (a) above by wire transfer of immediately available funds (i) in an amount equal to $2,250,000 to U.S. Bank National Association's accounts set forth on Exhibit D hereto and that the amounts so transferred shall be applied as a reduction in U.S. Bank National Association's Investments provided for in clause (b) above and (ii) in an amount equal to $1,625,000 to The Huntington National Bank's accounts set forth on Exhibit D hereto and that the amounts so transferred shall be applied as a reduction in The Huntington National Bank's Investments provided for in clause (b) above;

(d)for administrative convenience, the Seller herby requests that the Purchasers in the Purchaser Group that includes Fifth Third fund such Purchases provided for in clause (a) above by wire transfer of immediately available funds (i) in an amount equal to $7,500,000 to Wells' accounts set forth on Exhibit D hereto and that the amounts so transferred shall be applied as a reduction in Wells' Investments provided for in clause (b) above and (ii) in an amount equal to $375,000 to The Huntington National Bank's accounts set forth on Exhibit D hereto and that the amounts so transferred shall be applied as a reduction in The Huntington National Bank's Investments provided for in clause (b) above; and

(e)after giving effect to such non-pro rata Purchases and non-pro rata paydown and the assignment and assumption set forth in Section 2 above, the Investment of each Purchaser (solely as of the date hereof and after giving effect to the non-pro rata Purchases and payments described above and the assignment and assumption described in Section 2 above) shall be the amount set forth opposite its name on Exhibit C hereto.

6.Consent. Each of the parties hereto hereby consent to the filing, by or on behalf of the Servicer or the Administrator and at the sole expense of the Seller, of the UCC3 Financing Statement Amendment, to reflect the amendments set forth herein, in substantially the form attached hereto as Exhibit E.

7.Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:

(a)Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

8.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

9.Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Amended Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) confirmation of receipt by the Assignor of the Payoff Amount in its entirety in accordance with Section 2 of this Amendment, (D) confirmation of receipt by each Purchaser Agent of its respective portion of the “Amendment Fee” (under and as defined in the Amended Fee Letter) in accordance with the Amended Fee Letter, (E) a favorable opinion, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of K&L Gates LLP, counsel for Seller and the Servicer, as to certain general corporate and enforceability matters (including certain conflicts matters) and (F) such other agreements, documents, instruments and opinions as the Administrator may request.

10.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

11.Governing Law; Jurisdiction.

11.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE

GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

11.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

12.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

13.Further Assurances.    Each of the Seller and the Servicer hereby agrees to do all such things and execute all such documents and instruments, at the Seller's sole expense, as the Assignee may reasonably consider necessary or desirable to give full effect to the assignment and assumption set forth in Section 2 of this Amendment.

14.No Proceedings. Each of the parties hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, Market Street any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by Market Street is paid in full. The provision of this Section 14 shall survive any termination of the Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:    /s/ Brian M. Begg
Name:    Brian Begg
Title:    Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:    /s/ Brian M. Begg
Name:    Brian Begg
Title:    Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and Assignee

By:     /s/ Mark Falcione
Name:    Mark Falcione
Title:    Executive Vice President

THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS:

MARKET STREET FUNDING LLC,
as a Conduit Purchaser and Assignor

By:    /s/ Doris J. Hearn
Name:    Doris J. Hearn
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:     /s/ Mark Falcione
Name:    Mark Falcione
Title:    Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

FIFTH THIRD BANK,
as a Conduit Purchaser

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Conduit Purchaser

By:    /s/ Kelli Lattanzio
Name:    Kelli Lattanzio
Title:    AVP

U.S. BANK NATIONAL ASSOCIATION,
as Purchaser Agent for U.S. Bank National Association

By:    /s/ Kelli Lattanzio
Name:    Kelli Lattanzio
Title:    AVP

THE HUNTINGTON NATIONAL BANK,
as a Conduit Purchaser

By:    /s/ Michael Kiss
Name:    Michael Kiss
Title:    Vice President

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

By:    /s/ Michael Kiss
Name:    Michael Kiss
Title:    Vice President

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser

By:     /s/ Mark Falcione
Name:    Mark Falcione
Title:    Executive Vice President

FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

By:    /s/ Kelli Lattanzio
Name:    Kelli Lattanzio
Title:    AVP

THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchase for The Huntington National Bank

By:    /s/ Michael Kiss
Name:    Michael Kiss
Title:    Vice President

SCHEDULE IV

NOTICE INFORMATION

WESCO RECEIVABLES CORP.,
as Seller

Address:
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219
Attention: Treasurer
Telephone: (412) 454-2374
Facsimile: (412) 222-7427

WESCO DISTRIBUTION, INC.,
as Servicer

Address:
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219
Attention: Treasurer
Telephone: (412) 454-2374
Facsimile: (412) 222-7427

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

Address:
PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Robyn Reeher
Telephone No.: (412) 768-3090
Facsimile No.: (412) 762-9184

Schedule IV-1

PNC BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser

Address:
PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Robyn Reeher
Telephone No.: (412) 768-3090
Facsimile No.: (412) 762-9184

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for PNC Bank, National Association

Address:
PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Robyn Reeher
Telephone No.: (412) 768-3090
Facsimile No.: (412) 762-9184

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for PNC Bank, National Association

Address:
PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Robyn Reeher
Telephone No.: (412) 768-3090
Facsimile No.: (412) 762-9184

Schedule IV-2

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser

Address:
6 Concourse Parkway
Suite 1450
Atlanta, Georgia 30328
Attention: William P. Rutkowski
Telephone No.: (404) 732-0816
Facsimile No.: (404) 732-0802

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association

Address:
6 Concourse Parkway
Suite 1450
Atlanta, Georgia 30328
Attention: William P. Rutkowski
Telephone No.: (404) 732-0816
Facsimile No.: (404) 732-0802

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Wells Fargo Bank, National Association

Address:
6 Concourse Parkway
Suite 1450
Atlanta, Georgia 30328
Attention: William P. Rutkowski
Telephone No.: (404) 732-0816
Facsimile No.: (404) 732-0802

FIFTH THIRD BANK,
as a Conduit Purchaser

Address:
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Andrew Jones
Telephone No.: (513) 534-0836
Facsimile No.: (513) 534-0319

Schedule IV-3

FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

Address:
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Andrew Jones
Telephone No.: (513) 534-0836
Facsimile No.: (513) 534-0319

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

Address:
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Kevin Gusweiler
Telephone No.: (513) 534-0435
Facsimile No.: (513) 534-0319

U.S. BANK NATIONAL ASSOCIATION,
as a Conduit Purchaser

Address:
425 Walnut Street
CN-OH-W14S
Cincinnati, Ohio 45202
Attention: Matthew Kasper
Telephone No.: (513) 632 - 4226
Facsimile No.: (513) 632 - 2030

U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

Address:
425 Walnut Street
CN-OH-W14S
Cincinnati, Ohio 45202
Attention: Matthew Kasper
Telephone No.: (513) 632 - 4226
Facsimile No.: (513) 632 - 2030

Schedule IV-4

U.S. BANK NATIONAL ASSOCIATION,
as Purchaser Agent for U.S. Bank National Association

Address:
425 Walnut Street
CN-OH-W14S
Cincinnati, Ohio 45202
Attention: Matthew Kasper
Telephone No.: (513) 632 - 4226
Facsimile No.: (513) 632 - 2030

THE HUNTINGTON NATIONAL BANK,
as a Conduit Purchaser

Address:
41 S. High Street
Columbus, Ohio 43287
Attention: Mike Kiss
Telephone No.: (312) 762-2163
Facsimile No.: (877) 433-8992

THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser for The Huntington National Bank

Address:
41 S. High Street
Columbus, Ohio 43287
Attention: Mike Kiss
Telephone No.: (312) 762-2163
Facsimile No.: (877) 433-8992

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

Address:
41 S. High Street
Columbus, Ohio 43287
Attention: Mike Kiss
Telephone No.: (312) 762-2163
Facsimile No.: (877) 433-8992

Schedule IV-5

HERNING ENTERPRISES, INC.,
as Originator solely in recognition of Section 6.17

Address:
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219
Attention: Treasurer
Telephone: (412) 454-2374
Facsimile: (412) 222-7427

Schedule IV-6

SCHEDULE VI
COMMITMENTS

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for PNC Bank, National Association

Commitment: $172,500,000

FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

Commitment: $92,500,000

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association

Commitment: $150,000,000

U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

Commitment: $45,000,000

THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser for The Huntington National Bank

Commitment: $40,000,000

Schedule VI-1

SCHEDULE VII
SCHEDULED COMMITMENT TERMINATION DATE

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for PNC Bank, National Association

Scheduled Commitment Termination Date: September 20, 2016

FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

Scheduled Commitment Termination Date: September 20, 2016

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association

Scheduled Commitment Termination Date: September 20, 2016

U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

Scheduled Commitment Termination Date: September 20, 2016

THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser for The Huntington National Bank

Scheduled Commitment Termination Date: September 20, 2016

Schedule VII-1

EXHIBIT A

ASSIGNMENTS AND PAYMENT AMOUNTS

Section 1.

Investment Payment:	$160,000,000

Section 2.

Discount:	$26,019.44
Fees:	$143,195.55
Other Amounts:	$—
CP Costs and Other Costs:	$169,214.99

Exhibit A-1

EXHIBIT B

WIRING INSTRUCTIONS
Wiring instructions with respect to amounts payable to the Assignor:

Bank Name:	PNC Bank, National Association
ABA #:	43000096
Account #:	1002422076
Account Name:	Market Street Funding LLC
Reference:	WESCO Receivables Corp.

Exhibit B-1

EXHIBIT C

Purchaser	Non-pro rata Purchase (paydown)	Investment (after giving effect to the non-pro rata Purchase (paydown))

Wells Fargo Bank, National Association	$(7,500,000)	$142,000,000
The Huntington National Bank	$(2,000,000)	$38,000,000
U.S. Bank National Association	$(2,250,000)	$42,750,000
PNC Bank, National Association	$3,875,000	$163,875,000
Fifth Third	$7,875,000	$87,875,000
Total	$—	$475,000,000

Exhibit C-1

EXHIBIT D

WIRING INSTRUCTIONS

Wiring instructions with respect to amounts payable to The Huntington National Bank:

The Huntington National Bank
41 South High Street
Columbus, Ohio 43215
ABA #  044000024
Account Name  Commercial Loans
Account #  15804-777777

Wiring instructions with respect to amounts payable to U.S. Bank National Association:

Bank Name:     U.S. Bank National Association
City and State:     Minneapolis, MN 55402
ABA: 091000022
Beneficiary: U.S. Bank Asset Based Finance Settlements in Process
Account Number: 025117091540980
Ref: WESCO Receivables Corp.

Wiring instructions with respect to amounts payable to Wells Fargo Bank, National Association:

Wells Fargo Bank, N.A.
420 Montgomery Street
San Francisco, CA
ABA # 121-000-248
A/C #     37235547964500562
Ref: Wesco Receivables Corp.

Exhibit D-1

EXHIBIT E

UCC3 FINANCING STATEMENT AMENDMENT
(attached)

Exhibit E-1

EXHIBIT A
to
Uniform Commercial Code Financing Statement
on Form UCC-3

DEBTOR/SELLER.

___________________________________
___________________________________
___________________________________

ASSIGNOR/SECURED PARTY/BUYER

WESCO RECEIVABLES CORP.
225 West Station Square Drive, Suite 700
Pittsburgh, PA 15219

TOTAL ASSIGNEE OF
ASSIGNOR/SECURED PARTY/BUYER

PNC BANK, NATIONAL ASSOCIATION,
as Administrator
Three PNC Plaza, 225 Fifth Avenue
Pittsburgh, PA 15222

The financing statement amendment (the “Financing Statement”) to which this Exhibit A is attached and made a part covers the following property, whether now or hereafter owned, existing or arising (herein called the “Collateral”): all right, title and interest of the Debtor/Seller in, to and under all of the following, whether now or hereafter existing: (a) all Receivables, all Related Security to such Receivables and monies due or to become due with respect to any of the foregoing, all books and records related to any of the foregoing, and (b) all collections and other proceeds and amounts received or receivable by Debtor/Seller under any of the foregoing.
The Financing Statement is being filed to perfect all interests in the Collateral purchased or contributed from time to time by the Assignor/Secured Party/Buyer from the Debtor/Seller in either case pursuant to the Purchase and Sale Agreement. A purchase of or security interest in any Collateral described in this Financing Statement will violate the rights of the Total Assignee of Assignor/Secured Party/Buyer.

Exhibit E-1

As used herein, the following terms shall have the meanings set forth below and any capitalized term used but not otherwise defined herein shall have the meaning assigned thereto in, or by reference in, the Receivables Purchase Agreement.
“Administrator” means PNC, as Administrator together with its successors or assigns in such capacity.
“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.
“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) originated by the Tampa Major Projects Branch, identified on WESCO Distribution, Inc.'s system as Branch No. 3840, (iii) originated by Communications Supply Corporation, the Obligor of which is The Stanley Works Co., (iv) originated by Debtor/Seller at any time after July 31, 2012, the Obligor of which is Siemens AG or any Subsidiary thereof or (v) originated by Debtor/Seller, the Obligor of which is any of Stanley Black & Decker, Inc., Thomson Reuters Corporation, Bayer AG or any Subsidiary thereof, Caterpillar Inc. or any Subsidiary thereof, or Mondelez International Inc. or any Subsidiary thereof.
“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.
“PNC” means PNC Bank, National Association, a national banking association.
“Purchase and Sale Agreement” means that certain Purchase and Sale Agreement dated as of June 30, 1999, among Debtor/Seller, Assignor/Secured Party/Buyer and various other parties, as amended, supplemented, amended and restated, or otherwise modified from time to time.
“Receivable” means any indebtedness and other obligations (other than Excluded Receivables) owed to the Debtor/Seller or Assignor/Secured Party/Buyer by, or any right of the Debtor/Seller or Assignor/Secured Party/Buyer to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by Debtor/Seller (whether or not earned by performance), and includes the obligation to pay any finance charges, fees and other charges with respect thereto.
“Receivables Purchase Agreement” means, that certain Third Amended and Restated Receivables Purchase Agreement dated as of April 13, 2009 among WESCO Distribution, Inc., as Servicer, Assignor/Secured Party/Buyer, as Seller, the Administrator, and various other parties thereto, as amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms thereof.
Exhibit E-1

“Related Security” means, with respect to any Receivable:
(a)    all of the Debtor/Seller's and the Assignor/Secured Party/Buyer's interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable,
(b)    all instruments and chattel paper that may evidence such Receivable,
(c)    all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all Uniform Commercial Code financing statements or similar filings relating thereto, and
(d)    all of the Debtor/Seller's and the Assignor/Secured Party/Buyer's rights, interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.

Exhibit E-1